Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Portfolio Building Block European Banks Index ETF (PBEU)

Portfolio Building Block World Pharma and Biotech Index ETF (PBPH)

Portfolio Building Block Integrated Oil and Gas and Exploration and Production Index ETF (PBOG)

(the “Funds”)

Each listed on The Nasdaq Stock Market, LLC

November 17, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”), as supplemented,

each dated October 27, 2025

Effective immediately, all references in the Fund’s Prospectus and SAI to the Fund’s intent to pay out dividends and interest income, if any, monthly are hereby changed to reflect that the Fund intends to pay out dividends and interest income, if any, annually. In addition, any net realized capital gains distributions will continue to be paid at least annually.

Please retain this Supplement for future reference.